                                                                    Exhibit 25.1
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM T-l

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          ---------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                          ---------------------------

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)

CALIFORNIA                                              94-2926573
(State of incorporation                                 I.R.S. employer
if not a national bank)                                 identification No.)

101 California Street
San Francisco, California                               94111
(Address of principal executive offices)                (Zip Code)

                          ---------------------------

                          CENTRAL GARDEN & PET COMPANY
              (Exact name of obligor as specified in its charter)

DELAWARE                                                68-0275553
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification No.)

3697 Mt. Diablo Boulevard
LaFayette, California                                   94549
(Address of principal executive offices)                (Zip Code)

                      -----------------------------------

                         Convertible Subordinated Notes
                      (Title of the indenture securities)

                      -----------------------------------

                                    GENERAL

ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

           Superintendent of Banks of the State of California,
                   235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
                   Washington, D.C. 20551

       (b) Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

       None.

ITEM 16.   LIST OF EXHIBITS

       List below all exhibits filed as a part of this Statement of Eligibility.

       1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

       2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

       3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

       4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

       5.  Not applicable.

       6. The consent of the Trustee required by Section 21(b) of the Act (See Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

       7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       8.  Not applicable.

       9.  Not applicable.

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

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 4th day of February, 1997.

                                   CHEMICAL TRUST COMPANY OF CALIFORNIA



                                   By  /s/ James Nagy
                                       ------------------------
                                       JAMES NAGY
                                       Assistant Vice President



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

EXHIBIT 7. REPORT OF CONDITION OF THE TRUSTEE.
--------------------------------------------------------------------------------
TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF      Chemical Trust Company of California
                                        --------------------------------------
                                                    (Legal Title)

LOCATED AT   San Francisco        San Francisco         CA          94111
             ------------------------------------------------------------------
                (City)               (County)         (State)        (Zip)

AS OF CLOSE OF BUSINESS ON    December 31, 1996        BANK NO.        1476
                              ----------------------              --------------

================================================================================
ASSETS                                   DOLLAR AMOUNT IN THOUSANDS

1.  Cash and due from banks                                              10,939
2.  U.S. Treasury securities                                             10,215
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $____________corporate stock
    (a)  Loans
    (b)  Less:  Reserve for possible loan losses
    (c)  Loans (Net)
7.  Bank Premises, furniture and fixtures and other assets representing
    bank premises (including $ -0-            capital leases)               103
                             ----------------
8.  Real estate owned other than bank premises
9.  Investments in subsidiaries not consolidated
10. Other assets (complete schedule on reverse)
    (including $_____________ intangibles)                                  939

11. TOTAL ASSETS                                                         22,196

LIABILITIES

12. Liabilities For borrowed money
13. Mortgage indebtedness (including $_________ capital leases)
14. Other liabilities (complete on schedule on reverse                    2,699
15. TOTAL LIABILITIES                                                     2,699
                                                                         ======
16. Capital notes and debentures

SHAREHOLDERS EQUITY

17. Preferred stock--
    (Number shares outstanding _____________) Amount $
18. Common stock--
    (Number shares authorized         100   ) Amount $
                               -------------
    (Number shares outstanding        100   ) Amount $      10
                               -------------
19. Surplus                                   Amount $   9,990
20. TOTAL CONTRIBUTED CAPITAL                                            10,000
21. Retained earnings and other capital reserves                          9,497
22. TOTAL SHAREHOLDERS EQUITY                                            19,497
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                               22,196
                                                                         ======


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

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise of fiduciary
    powers (market value)                                                                      605
--------------------------------------------------------------------------------------------------


The undersigned, Francis J. Farrell, VP & Manager and Frank J. Seidel, Vice President
                 --------------------------------------------------------------------
                          (Name and Title)                (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report
(including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on  1/30/97    , at  San Francisco    , California
            ------------      -----------------
             (Date)               (City)

              s/Francis J. Farrell         s/Frank J. Seidel
              --------------------         -----------------
                  (Signature)                 (Signature)



                                 SCHEDULE OF OTHER ASSETS

                  Accounts Receivable                              $422
                  Accrued Interest                                   37
                  Deferred Taxes                                    396
                  Other                                              84
                                                                   ----
                    Total (same as Item 10)                        $939

                              SCHEDULE OF OTHER LIABILITIES

                  Accrued Income Taxes                           $1,507
                  Accrued Expenses & A/P                            377
                  Accrued Pension & Benefits                        815
                                                                 ------
                    Total (same as Item 14)                      $2,699


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